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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Steel Dynamics, Inc. on Form S-8 of our report dated October 28, 1996
(October 30, 1996 as to Note 12) contained in Registration Statement No. 333-12521 of Steel Dynamics, Inc. dated November 21, 1996.


DELIOTTE & TOUCHE LLP
Indianapolis, Indiana
January 10, 1997